UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 23, 2026

Liberty Global Ltd.
(Exact Name of Registrant as Specified in Charter)

Bermuda	001-35961	98-1750381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda
(Address of Principal Executive Office)

+1.303.220.6600
(Registrant’s telephone number, including area code)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A common shares	LBTYA	Nasdaq Global Select Market
Class B common shares	LBTYB	Nasdaq Global Select Market
Class C common shares	LBTYK	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 23, 2026, Liberty Global Ltd. (“Liberty Global”) held its annual general meeting of shareholders. We had approximately 86% of our outstanding shares entitled to vote present at the meeting (either in person or by proxy). At the meeting, the following four matters were considered and voted on.

1.To elect each of Miranda Curtis CMG, J David Wargo and Anthony G. Werner as directors of Liberty Global for a term expiring at the annual general meeting to be held in 2029 or until a successor in interest is appointed.

2.To appoint KPMG LLP as Liberty Global’s independent registered public accounting firm for the fiscal year ending December 31, 2026, and to authorize the board of directors of Liberty Global, acting by the audit committee, to determine the independent auditors’ remuneration (the “Auditors Appointment Proposal”).

3.To approve, on an advisory basis, the compensation of Liberty Global’s named executive officers as described in Liberty Global’s definitive proxy statement for the 2026 Annual General Meeting of Shareholders under the heading “Executive Officers and Directors Compensation” (the “Say-on-Pay Proposal”).

4.To approve, on an advisory basis, the frequency at which future say-on-pay votes will be held (the “Say-on-Frequency Proposal”).

The vote results detailed below represent the final results as certified by the Inspector of Elections. The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal are set forth below.

Proposal 1 – Election of the Following Nominees to Liberty Global’s Board of Directors:

	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTE
Miranda Curtis CMG	201,371,126	52,635,932	9,710,318
J David Wargo	236,625,544	17,381,514	9,710,318
Anthony G. Werner	241,196,514	12,810,544	9,710,318

Proposal 2 – Approval of the Auditors Appointment Proposal:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTE
258,541,472	2,155,021	3,021,069	—

Proposal 3 – Approval of the Say-On-Pay Proposal:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTE
212,405,221	33,998,202	7,603,821	9,710,318

Proposal 4 – Approval of the Say-On-Frequency Proposal:

1 YEAR	2 YEARS	3 YEARS	ABSTENTIONS	BROKER NON-VOTE
92,432,324	28,718	158,763,697	2,782,505	9,710,318

Each of the first three resolutions listed above was approved and on the fourth resolution on the frequency of say-on-pay votes at three years received the majority of the votes. Accordingly, each of Ms. Curtis CMG, Mr. Wargo and Mr. Werner will be serving an additional three year term as director and the frequency at which future say-on-pay votes will be held is every three years.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Exhibit Name

101.SCH	Inline XBRL Taxonomy Extension Schema Document

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL LTD.

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: June 25, 2026